Exhibit 4.25

THE SYMBOL "[****]" DENOTES PLACES WHERE PORTIONS OF THIS DOCUMENT HAVE BEEN OMIITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

REDHILL BIOPHARMA LTD

Change Specification Form
(Quest Diagnostics Clinical Trials)

Protocol: RHB-104-01	Requester: Patrick McLean
Proposed date of Implementation:	Project Manager(s): Lillard, Martha KLINGLER, MARIANA	Date of Request: Request Reference 8/8/2013
Original Specifications (if applicable):

MAP [****]

US and Canada ONLY

[****] to be sent in to [****]. One for [****] and one for [****]. [****] will be generated. One will go to [****] and the other will be [****]. Any [****].

[****] will be collected and shipped [****]. [****] it will then follow the [****]. The remaining [****], will be [****].

MAP [****]

[****] will be collected and shipped to [****]. [****] will be followed.

Change in Specifications/New Specifications:

l .  Add Collection time to the MAP PCR requisition and Colonoscopy requisition

2. Pull all blood MAP PCR testing on to one requisition

3. All [****]. Using the [****].

MAP Blood

US/Canada sites:

MAP [****]: Visits: [****]

Will collect [****] and ship directly to [****]. [****] will use the [****]. [****] will then [****], so that the [****]. [****] will combine the [****]

into the following

[****] - sent to [****] from [****] to be placed into [****]; UCF will place approx [****] into [****].

[****] - to be sent to [****] will place approx [****] into the [****].

[****] will use to [****] and will do the following:

(1) [****] that will remain [****]

(1) [****] that will remain [****]

(1) [****] - to be sent to [****]. Results for the [****] will be [****] will be performed on ALL samples received for [****], as well as the [****]. Details of this to be provided at a later date.

MAP [****]: Visits: [****]

Will collect [****] with a copy of [****]. [****] will use the [****]. [****] will then [****], so that the [****]. [****] will combine the [****]. [****]into the following:

[****] - sent to [****] from [****] to be placed into [****][****] will place approx [****] into the [****]

[****] - to be sent to [****]; [****] will place approx [****] into the tube.

MAP [****]
Israel sites:

MAP [****]: Visits: [****]

Will collect [****] with a copy of [****]. [****] will combine the [****]. [****]into the following:

[****] - sent to [****]to be placed into [****]; [****] will place approx [****] into the tube

[****] - to be sent to [****];[****] will place approx t [****] into the tube

[****] will be sent to [****].[****].[****] will place approx [****].[****] will use to culture - [****] and will do the following:

(1) [****] that will remain [****].

(1) [****] that will remain [****].

(1)          [****] - to be sent to [****] - Sent [****] every [****]

Results for [****] will be performed on [****]. Details of this to be provided at a later date.

MAP [****] PCR: Visits: [****]

Will collect [****] directly to [****] with a copy of our [****].[****] will [****]. The [****] will then be [****] into the following:

[****] - sent to [****] to be placed into [****];[****] will place approx [****] into the tube

[****] - to be sent to Valencia [****];[****] will place approx [****] into the tube

MAP [****]

[****]:[****] visits

[****]. It will contain [****]. This will be shipped [****].[****] will use the [****].[****] will then [****], so that the [****].[****].[****].

(1)        [****] that will remain [****].

(1)        [****] that will remain [****].

(2)       [****] - to be sent to [****]

[****] - Sent [****] to [****] every [****]

Results for [****] will be performed on [****]. Details of this to be provided at a later date.

MAP [****]

[****] sites:

Will collect [****]. It will contain [****]. This will be [****].[****] will transfer [****]. This will then be [****].[****] will use the [****].[****] will then Scan [****], so that the [****].[****] will be transferred to a [****].[****].

(I)       [****] that will remain [****].

(1)  [****] that will remain [****].

(3)      [****] that will remain [****].
[****] - Sent [****] to [****] every [****]

Results for [****] will be performed on [****]. Details of this to be provided at a later date.

Note: [****] needs to provide [****].[****] will also need to provide [****].

DNA Extraction details:

All - DNA Extraction - [****]

[****] will be received for DNA [****] will be divided into the following:

[****]
[****]
[****]
[****]

Please see details of changes :

☒ Requisition(s) including Starter/Reorder Forms

☒ 1-5 (No charge)

☒ Investigator Manual

☒ Insert updated reqwsition(s) (No charge)

☒ Specimen collection (No charge)

☒ Supplies

☒ Visit specific style(s) (No charge)

☒ Database

☒ Addition of 1-10 storage order units (No charge)

☒ Addition of 1 - 10 storage custom items (No charge)

☒ Miscellaneous

☒ Admin fee (No charge)

Total Amendment Fee: $ 0.00

This Change Specification Form includes the cost of the amendment fee associated with the above noted change(s). The amendment budget will include any additional supply, testing, or transportation charges incurred as a result of these changes.

Comments

REDHILL BIOPHARMA LTD
Change Specification Form
(Quest Diagnostics Clinical Trials)

Protocol: RHB- 104-01	Requester: Clara Fehnnann
Proposed date of Implementation: 2 weeks from approval	Project Manager(s): Lillard, Martha KLINGLER. MARlANA	Date of Request: 02-0ct- 13 Request Reference -Title: US-6859
Original Specifications (if applicable): No specification of type of tissue. normal or inflamed, the colonoscopy sample to be stored and then shipped to 3rd party vendor.

Change in Specifications/New Specifications: Type of tissue, [****], to be preprinted on the label for the colonoscopy sample to be stored and then shipped to 3rd party vendor.

Please see details of changes : ☒ Management Fees ☒ Administration fee ☒ Requisition(s) including Starter/Reorder Forms ☒ Forms (Requisitions/Starter pack/Reorder) : update 1-3

Total Amendment Fee: $ 1720.2 for account 64160601
This Change Specification Form includes the cost of the amendment fee associated with the above noted change(s). The amendment budget will include any additional supply, testing, or transportation charges incurred as a result of these changes.

Comments

REDHILL BIOPHARMA LTD
Change Specification Form
(Quest Diagnostics Clinical Trials)

Protocol: RHB- 104-01	Requester: Ira Kalfus
Proposed date of Implementation: 3 weeks from approval	Project Manager(s): Lillard, Martha KLINGLER. MARlANA	Date of Request: 16-Oct-13 Request Reference -Title: US-6884
Original Specifications (if applicable): [****].

Change in Specifications/New Specifications: [****]. Updates to Manual and supplies need to be made.

Please see details of changes :
☒ Investigator Manual
☒ Update/create 1-3 different specimen collection procedures
☒ Management Fees
☒ Administration fee
☒ Requisition(s) including Starter/Reorder Forms
☒ Forms (Requisitions/Starter pack/Reorder) : update 1-3
☒ Supplies
☒ Update/Create 1-3 visit specific style(s)

Total Amendment Fee: $ 2436.9 for account 64160601
This Change Specification Form includes the cost of the amendment fee associated with the above noted change(s). The amendment budget will include any additional supply, testing, or transportation charges incurred as a result of these changes.

Comments

REDHILL BIOPHARMA LTD
Change Specification Form
(Quest Diagnostics Clinical Trials)

Protocol: RHB- 104-01	Requester: Clara Fehrmann
Proposed date of Implementation: 6 weeks from approval	Project Manager(s): Lillard, Martha KLINGLER. MARlANA	Date of Request: 20-Dec-13 Request Reference -Title: US-7030
Original Specifications (if applicable):
For the RHB-104 [****] Samples:
1) For the [****] are used.
2) For the [****] a minimum of [****]
3) [****].

For the RHB-104 [****] Samples:
1) [****] samples to be [****].
2) The [****] samples to be [****].

Change in Specifications/New Specifications:
For the RHB-104 [****] Samples:
1) For the [****] we will [****] the sample in [****].
2) For the [****] will be [****] to a [****].
3) [****] samples will have [****].
4) [****] for samples to be spun [****].

For the RHB-104 [****] Samples:
1) [****] to be placed on [****].[****]. Procedures to be detailed in [****].
2) [****].

Please see details of changes : ☒ Database ☒ Update/create 1-10 demographic items (ie collection time, patient demographics)

☒ Update/create of 1 - 5 Storage Items (inc specemins)
☒ Investigator Manual
☒ Insert updated requisition(s)
☒ Update laminated pictograms
☒ Update reporting section image
☒ Update/create 1-3 different specimen collection procedures
☒ Management Fees
☒ Administration fee
☒ Requisition(s) including Starter/Reorder Forms
☒ Forms (Requisitions/Starter pack/Reorder) : update 1-3
☒ Supplies
☒ Update/Create 1-3 visit specific style(s)

Total Amendment Fee: $ 3,471.6 for account 64160601
This Change Specification Form includes the cost of the amendment fee associated with the above noted change(s). The amendment budget will include any additional supply, testing, or transportation charges incurred as a result of these changes.

Comments

REDHILL BIOPHARMA LTD
Change Specification Form
(Quest Diagnostics Clinical Trials)

Protocol: RHB- 104-01	Requester: Clara Fehrmann
Proposed date of Implementation: 5 weeks from approval	Project Manager(s): Lillard, Martha KLINGLER. MARlANA	Date of Request: 25-Mar-14 Request Reference -Title: US-7374
Original Specifications (if applicable): 1) [****] 2) [****] 3) [****]

Change in Specifications/New Specifications: 1) [****]. 2) [****]. 3) [****].

Please see details of changes :
x Database
☒ Update/create 1-10 toxicity/flagging/alerts items
☒ Update/create 1-10 visit(s)
☒ Investigator Manual
☒ Update/create 1-3 different specimen collection procedures
☒ Management Fees
☒ Administration fee
☒ Requisition(s) including Starter/Reorder Forms
☒ Forms (Requisitions/Starter pack/Reorder) : update 1-3
☒ Supplies
☒ Update/Create 1-3 visit specific style(s)

Total Amendment Fee: $ 3090.3 for account 64160601 (US)
This Change Specification Form includes the cost of the amendment fee associated with the above noted change(s). The amendment budget will include any additional supply, testing, or transportation charges incurred as a result of these changes.

Comments

REDHILL BIOPHARMA LTD
Change Specification Form
(Quest Diagnostics Clinical Trials)

Protocol: RHB- 104-01	Requester: Clara Fehrmann
Proposed date of Implementation: 4 weeks from approval	Project Manager(s): Lillard, Martha KLINGLER. MARlANA	Date of Request: 26-Jun-14 Request Reference -Title: US-7719
Original Specifications (if applicable): Sites in the US 22. Site number is one letter and two digits. Subject number is site number- two digits

Change in Specifications/New Specifications:
[****].  For remaining countries site has option to use other available option for their region.  For all countries the kit will include collection instructions.  Ifsubject is not returning to the site for those 3 visits the site must give the subject the kit.

Please see details of changes :
☒ Database
☒ Addition of investigator site (Per site) ( X 78 )
☒ Update/create 1-10 visit(s)
☒ Data Management
☒ Change/Addition in Output format/File/mapping /Adhoc Data transfers (per hour)
☒ Investigator Manual
☒ Insert updated requisition(s)
☒ Update/create 1-3 different specimen collection procedures
☒ Management Fees
☒ Administration fee
☒ Requisition(s) including Starter/Reorder Forms
☒ Forms (Requisitions/Starter pack/Reorder) : update 1-3
☒ Supplies
☒ Update/Create 1-3 visit specific style(s)

Total Amendment Fee: $ 4830.7 for account 64160601 (US)
This Change Specification Form includes the cost of the amendment fee associated with the above noted change(s). The amendment budget will include any additional supply, testing, or transportation charges incurred as a result of these changes.

Comments

REDHILL BIOPHARMA LTD
Change Specification Form
(Quest Diagnostics Clinical Trials)

Protocol: RHB- 104-01	Requester: Patric McLean
Proposed date of Implementation: 3 weeks from approval	Project Manager(s): Lillard, Martha KLINGLER. MARlANA	Date of Request: 04-Jun-14 Request Reference -Title: US-7699
Original Specifications (if applicable): N/A

Change in Specifications/New Specifications: Addition of [****] sites in [****] and [****] sites in [****]. Each site will have [****] for a final number of [****] in [****] and [****] in [****].

Please see details of changes :
☒ Database
☒ Addition of investigator site (Per site) ( X 15 )
☒ Investigator Manual
☒ Create/Update contact & transport appendix/SSis
☒ Management Fees
☒ Administration fee
☒ Requisition(s) including Starter/Reorder Forms
☒ Forms (Requisitions/Starter pack/Reorder) : update 1-3
☒ Supplies
☒ Update/Create 1-3 visit specific style(s)

Total Amendment Fee: $ 2995.45 for account 64160601 (US)
This Change Specification Form includes the cost of the amendment fee associated with the above noted change(s). The amendment budget will include any additional supply, testing, or transportation charges incu rred as a result of these changes.

Comments

REDHILL BIOPHARMA LTD
Change Specification Form
(Quest Diagnostics Clinical Trials)

Protocol: RHB- 104-01	Requester: Clara Fehrmann
Proposed date of Implementation: 6-8 weeks from approval	Project Manager(s): Lillard, Martha KLINGLER. MARlANA	Date of Request: 08-Dec-14 Request Reference -Title: US-8343

Original Specifications (if applicable): Original visit names:

Change in Specifications/New Specifications:

New visit names in database will only state the week number, the names on the requisitions will also state old visit as listed below

Original visit names to be updated:

[****]

Addition of [****].  [****] will not be a [****]. Adding [****].  Once all [****] any [****] related to the following [****]:
[****].

These [****] will be [****].  [****] will be [****] to [****].

[****]

Addition of [****] in [****] to the study.

Please see details of changes :
☒ Database
☒ Addition of investigator site (Per site) (X 12)
☒ Update/create 1-10 visit(s)
☒ Data Management
☒ Change/Addition in Output format/File/mapping IAdhoc Data transfers {per hour)
☒ Investigator Manual
☒ Insert updated requisition(s)
☒ Update/create 1 -3 different specimen collection procedures
☒ Management Fees
☒ Administration fee
☒ Requisition(s) including Starter/Reorder Forms
☒ Forms (Requisitions/Starter pack/Reorder) : update 1-3 (X 22)
☒ Supplies
☒ Update/Create 1-3 visit specific style(s)

Total Amendment Fee: $ 12350.35 for account 64160601 (US)

This Change Specification Form includes the cost of the amendment fee associated with the above noted change(s). The amendment budget will include any additional supply, testing, or transportation charges incurred as a result of these changes.

Comments